SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): April 20, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                   0-5905                   62-0156300
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(State of incorporation)    (Commission File No.)     (IRS Employer
                                                      Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountants
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     (a) On April 20, 2005, Chattem, Inc. (the "Company"), acting upon the recommendation and approval of its Audit Committee, dismissed its independent registered public accounting firm, Ernst & Young LLP ("E&Y"), effective immediately.

     During the two year fiscal period ended November 30, 2004, and for the subsequent period through the date hereof, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such periods.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two year fiscal period ended November 30, 2004 and for the subsequent period through the date hereof.

     The audit reports of E&Y on the consolidated financial statements of the Company and subsidiaries for the two fiscal years in the period ended November 30, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided E&Y with a copy of the foregoing disclosures.

     (b) Also, on April 20, 2005, the Company's Audit Committee engaged Grant Thornton LLP ("Grant Thornton") to replace E&Y as the Company's new independent registered public accounting firm. During the two year fiscal period ending November 30, 2004 and during the interim period thereafter, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided E&Y with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter dated April 20, 2005, is attached as Exhibit 16.1 to this Form 8-K.

 Item 9.01.  Financial Statements and Exhibits.

          (c) Exhibits

       Number       Exhibit

       16.1 Letter of Ernst & Young LLP regarding change in certifying accountant

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 26, 2005                     CHATTEM, INC.

                                   By:  /s/ A. Alexander Taylor II
                                        ----------------------------------------
                                         A. Alexander Taylor II
                                         President and Chief Operating Officer

                                  Exhibit Index

Exhibit Number                              Description
--------------                              -----------
16.1 Letter of Ernst & Young LLP regarding change in certifying accountant